IMPORTANT NEWS
-------------------------------------------------------------------------------
                                                              February 28, 2003

As you may know, the Credit Suisse Funds (each a "Fund," and collectively the "Funds") will be holding Special Meetings of Shareholders for each of the Credit Suisse Funds on Friday, April 11, 2003 at 3:00 p.m., eastern time. Shareholders of the Funds will receive a joint proxy statement and proxy card and will be asked to vote for each of the proposals set forth in the proxy statement.

We ask that you give this careful consideration. We have created this document to give you a quick review of the proxy process and the proposals up for consideration. Details about each proposal are set forth in the proxy statement. You should base your decision about how to vote on the proxy statement and not on this summary.
-------------------------------------------------------------------------------
Q&A
Questions and Answers

Q: WHY ARE SHAREHOLDERS BEING MAILED THIS PROXY MATERIAL?

A: The purpose of this proxy statement is to seek shareholder approval on several matters recommended by the Funds' investment adviser, Credit Suisse Asset Management, LLC ("CSAM") and approved by the Board of Directors/Trustees.

Q: HOW DOES THE BOARD OF DIRECTORS/TRUSTEES RECOMMEND I VOTE ON THESE MATTERS?

A: The Board of each Fund unanimously recommends that Shareholders vote in favor for each proposal.

Q: WHERE ARE THE MEETINGS GOING TO BE HELD?

A: The Meetings are scheduled for Friday, April 11, 2003 at 3:00 p.m. eastern time, at the offices of Credit Suisse Asset Management LLC, 466 Lexington Avenue, 16th Floor, New York, NY 10017.

Q: WHEN SHOULD SHAREHOLDERS EXPECT TO RECEIVE THEIR PROXY PACKAGE?

A: Shareholders should expect to receive their proxy material by March 21st.


Q: WHO IS ELIGIBLE TO VOTE AT THE MEETINGS?

A: Shareholders as of February 7, 2003 are entitled to vote at the Meetings or any adjournment of the Meetings. Shareholders may cast one vote for each share they own on each matter that affects their applicable Fund(s). In most cases, shareholders will receive one proxy card for each Fund they own. Shareholders of more than one Fund will receive one package with a proxy card for each individual Fund they own. In limited cases, certain shareholders of more than one Fund may receive multiple packages.

Q: WHERE CAN I GET A COPY OF THE PROXY MATERIAL?

A: If you would like a set of the proxy materials, please call 1-866-825-6453 ext. 100 between the hours of 9:30 a.m. to 11:00 p.m. eastern time.

Q: HOW DOES A SHAREHOLDER VOTE THEIR PROXY?

A: There are several convenient methods for shareholders to vote, including the Internet, by phone and by mail. Specific voting instructions can be found on the shareholder's proxy card.

Q: WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE MEETINGS?

A: There are several proposals for consideration at the Meetings.

     1.   All Funds: To elect Directors/Trustees of the Funds;

     2a. For the shareholders of Credit Suisse Institutional Fixed Income Fund, Credit Suisse Institutional High Yield Fund, Credit Suisse Institutional International Fund, Credit Suisse Municipal Bond Fund, and Credit Suisse Select Equity Fund: to approve a new investment advisory agreement between each of the Funds and CSAM;

     2b. For the shareholders of Credit Suisse Institutional Fixed Income Fund, Credit Suisse Institutional High Yield Fund, Credit Suisse Institutional International Fund, Credit Suisse Municipal Bond Fund, and Credit Suisse Select Equity Fund: to approve the retention or payment of fees paid or payable to CSAM;

     3. For the shareholders of Credit Suisse High Income Fund, Credit Suisse Municipal Money Market Fund and Credit Suisse U.S. Government Money
          Fund: to approve an amended distribution plan for each class of each Fund;

     4. All Funds: To consider a series of proposals to modify and/or eliminate certain investment restrictions of the Funds;

     5. All Funds: To change the investment objective of the Funds from fundamental to non-fundamental; and

     6.   All Funds: To amend certain Funds' organizational documents.


Q: WHY ARE CERTAIN FUNDS ASKING FOR APPROVAL OF NEW ADVISORY CONTRACTS?

A: Since the advisory agreement for certain Funds inadvertently lapsed on April 17, 2000, shareholders of those Funds must approve new advisory agreements. These agreements are virtually identical to the original agreement in content and fee structure and are a simple continuation of the relationship between CSAM and the Funds.

Q: WHY ARE CERTAIN FUNDS ASKING FOR APPROVAL OF RETENTION OF FEES PAID OR PAYABLE TO CSAM?

A: Despite the inadvertent lapse of the original agreements, CSAM has continued to provide the Funds with uninterrupted investment advisory services called for under the original agreements. These Funds are simply seeking shareholder approval to allow CSAM to retain all payments and be paid all unpaid amounts over the past three years.

Q: WHY ARE CERTAIN FUNDS ASKING FOR APPROVAL OF A NEW DISTRIBUTION PLAN?

A: The Board, including a majority of the Independent Trustees (each of whom has no direct or indirect financial interest in the operation of the Proposed Distribution Plans or any agreements related to the Plans), unanimously approved the Proposed Distribution Plans on December 12, 2002, subject to the approval of the holders of shares of the applicable class(es) of each Fund.

The terms of the Proposed Distribution Plans will be essentially identical to those of the plans that were previously adopted by the shareholders except that the existing plans are "reimbursement"-type plans while the Proposed Distribution Plans are "compensation"-type plans. The changes to a compensation-type plan are expected to result in increases to the gross expense ratio of certain classes of the Funds.

Q: WHY ARE THE FUNDS MAKING CHANGES TO CERTAIN INVESTMENT RESTRICTIONS AND POLICIES?

A: CSAM and the Board of Directors/Trustees have reviewed each of the Fund's current restrictions and have concluded that certain restrictions should be removed or revised based upon new industry practices and changes in applicable law. The modernization of these restrictions will maintain important investor protections while providing flexibility to respond to changing markets, new investment opportunities and future changes to applicable law.

The revised restrictions do not affect the investment objectives of the Funds, which remain unchanged. The Funds will be managed in accordance with the investment restrictions described in their Prospectuses, Statements of Additional Information and in accordance with federal law.

Q: WHY ARE CSAM AND THE BOARDS REQUESTING TO CHANGE THE INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL?

A: This change would enhance a Fund's flexibility by allowing a Board to more easily alter the Fund's investment objective when the Board believes it is in the best interests of shareholders or when necessary to comply with possible future regulatory changes. If approved by shareholders, this change would mean that the Board would be able to change a Fund's investment objective in the future without further shareholder approval. Fund shareholders would receive prior notice of any change to a Fund's investment objective.

Q: DOES THE BOARD PLAN TO CHANGE THE INVESTMENT OBJECTIVES OF THE FUNDS?

A: The Boards have no current intention of changing any of the Fund's investment objectives.

Q: WHAT ARE THE FUNDS' "ORGANIZATIONAL DOCUMENTS"?

A: Each Fund, like other mutual funds, is subject to comprehensive federal regulation, particularly under the Investment Company Act of 1940. Additionally, like other mutual funds, governance of each Fund is subject to the law of the state in which the Fund is organized. Each Fund is organized either as a Maryland corporation, a Massachusetts business trust or a Delaware statutory trust, and therefore is subject to Maryland law, Massachusetts law or Delaware law, respectively, as it applies to these entities.

An organizational document, also known as articles of incorporation or a declaration of trust, as applicable, sets forth various provisions related to governance of the corporation or the trust, respectively, and the authority of the corporation or the trust to conduct its business within the state of organization.

Q: WHY ARE THE FUNDS PROPOSING CHANGES TO THE ORGANIZATIONAL DOCUMENTS?

A: The changes to the organizational documents provide the Directors/Trustees with more flexibility and broader authority than under the current organizational document. This increased flexibility is intended to allow the Directors/Trustees to react more quickly to changes in competitive and regulatory conditions, and as a consequence, may allow the Funds to operate in a more efficient and economical manner.

Although the amendments to the organizational document reduce or remove certain shareholder voting and other rights (as more fully discussed in the proxy statement), adoption of the amendments to the organizational document will not affect any of the protections afforded to shareholders under federal law.

Q: WHERE CAN I GET MORE INFORMATION ABOUT THESE PROPOSALS?

A: The Funds have engaged Georgeson Shareholder Communications, Inc., a professional proxy solicitation firm, to help shareholders through the voting process. You or your clients may contact them directly at 1-866-825-6453 between the hours of 9:30 a.m. to 11:00 p.m. eastern time. Representatives will be happy to answer any questions you may have.

IMPORTANT NEWS
-------------------------------------------------------------------------------
                                                              February 28, 2003

As you may know, the Credit Suisse Funds (each a "Fund," and collectively the "Funds") will be holding Special Meetings of Shareholders for each of the Credit Suisse Funds on Friday, April 11, 2003 at 3:00 p.m., eastern time. Shareholders of the Funds will receive a joint proxy statement and proxy card and will be asked to vote for each of the proposals set forth in the proxy statement.

We ask that you give this careful consideration and request your clients to do the same. We have created this document to give you a quick review of the proxy process and the proposals up for consideration. Details about each proposal are set forth in the proxy statement. You should base your decision about how to vote on the proxy statement and not on this summary.
-------------------------------------------------------------------------------

Q&A
Questions and Answers


Q: WHY ARE SHAREHOLDERS BEING MAILED THIS PROXY MATERIAL?

A: The purpose of this proxy statement is to seek shareholder approval on several matters recommended by the Funds' investment adviser, Credit Suisse Asset Management, LLC ("CSAM") and approved by the Board of Directors/Trustees.

Q: HOW DOES THE BOARD OF DIRECTORS/TRUSTEES RECOMMEND I VOTE ON THESE MATTERS?

A: The Board of each Fund unanimously recommends that Shareholders vote in favor for each proposal.

Q: WHERE ARE THE MEETINGS GOING TO BE HELD?

A: The Meetings are scheduled for Friday, April 11, 2003 at 3:00 p.m. eastern time, at the offices of Credit Suisse Asset Management LLC, 466 Lexington Avenue, 16th Floor, New York, NY 10017.

Q: WHEN SHOULD SHAREHOLDERS EXPECT TO RECEIVE THEIR PROXY PACKAGE?

A: Shareholders should expect to receive their proxy material by March 21st.

Q: WHO IS ELIGIBLE TO VOTE AT THE MEETINGS?

A: Shareholders as of February 7, 2003 are entitled to vote at the Meetings or any adjournment of the Meetings. Shareholders may cast one vote for each share they own on each matter that affects their applicable Fund(s). In most cases, shareholders will receive one proxy card for each Fund they own. Shareholders of more than one Fund will receive one package with a proxy card for each individual Fund they own. In limited cases, certain shareholders of more than one Fund may receive multiple packages.

Q: WHERE CAN I GET A COPY OF THE PROXY MATERIAL?

A: If you would like a set of the proxy materials, please call 1-866-825-6453 ext. 100 between the hours of 9:30 a.m. to 11:00 p.m. eastern time.

Q: HOW DOES A SHAREHOLDER VOTE THEIR PROXY?

A: There are several convenient methods for shareholders to vote, including the Internet, by phone and by mail. Specific voting instructions can be found on the shareholder's proxy card.

Q: WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE MEETINGS?

A:  There are several proposals for consideration at the Meetings.

     1.   All Funds: To elect Directors/Trustees of the Funds;

     2a. For the shareholders of Credit Suisse Institutional Fixed Income Fund, Credit Suisse Institutional High Yield Fund, Credit Suisse Institutional International Fund, Credit Suisse Municipal Bond Fund, and Credit Suisse Select Equity Fund: to approve a new investment advisory agreement between each of the Funds and CSAM;

     2b. For the shareholders of Credit Suisse Institutional Fixed Income Fund, Credit Suisse Institutional High Yield Fund, Credit Suisse Institutional International Fund, Credit Suisse Municipal Bond Fund, and Credit Suisse Select Equity Fund: to approve the retention or payment of fees paid or payable to CSAM;

     3. For the shareholders of Credit Suisse High Income Fund, Credit Suisse Municipal Money Market Fund and Credit Suisse U.S. Government Money
          Fund: to approve an amended distribution plan for each class of each Fund;

     4. All Funds: To consider a series of proposals to modify and/or eliminate certain investment restrictions of the Funds;

     5. All Funds: To change the investment objective of the Funds from fundamental to non-fundamental; and

     6.   All Funds: To amend certain Funds' organizational documents.


Q: WHY ARE CERTAIN FUNDS ASKING FOR APPROVAL OF NEW ADVISORY CONTRACTS?

A: Since the advisory agreement for certain Funds inadvertently lapsed on April 17, 2000, shareholders of those Funds must approve new advisory agreements. These agreements are virtually identical to the original agreement in content and fee structure and are a simple continuation of the relationship between CSAM and the Funds.

Q: WHY ARE CERTAIN FUNDS ASKING FOR APPROVAL OF RETENTION OF FEES PAID OR PAYABLE TO CSAM?

A: Despite the inadvertent lapse of the original agreements, CSAM has continued to provide the Funds with uninterrupted investment advisory services called for under the original agreements. These Funds are simply seeking shareholder approval to allow CSAM to retain all payments and be paid all unpaid amounts over the past three years.

Q: WHY ARE CERTAIN FUNDS ASKING FOR APPROVAL OF A NEW DISTRIBUTION PLAN?

A: The Board, including a majority of the Independent Trustees (each of whom has no direct or indirect financial interest in the operation of the Proposed Distribution Plans or any agreements related to the Plans), unanimously approved the Proposed Distribution Plans on December 12, 2002, subject to the approval of the holders of shares of the applicable class(es) of each Fund.

The terms of the Proposed Distribution Plans will be essentially identical to those of the plans that were previously adopted by the shareholders except that the existing plans are "reimbursement"-type plans while the Proposed Distribution Plans are "compensation"-type plans. The changes to a compensation-type plan are expected to result in increases to the gross expense ratio of certain classes of the Funds.

Q: WHY ARE THE FUNDS MAKING CHANGES TO CERTAIN INVESTMENT RESTRICTIONS AND POLICIES?

A: CSAM and the Board of Directors/Trustees have reviewed each of the Fund's current restrictions and have concluded that certain restrictions should be removed or revised based upon new industry practices and changes in applicable law. The modernization of these restrictions will maintain important investor protections while providing flexibility to respond to changing markets, new investment opportunities and future changes to applicable law.

The revised restrictions do not affect the investment objectives of the Funds, which remain unchanged. The Funds will be managed in accordance with the investment restrictions described in their Prospectuses, Statements of Additional Information and in accordance with federal law.

Q: WHY ARE CSAM AND THE BOARDS REQUESTING TO CHANGE THE INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL?

A: This change would enhance a Fund's flexibility by allowing a Board to more easily alter the Fund's investment objective when the Board believes it is in the best interests of shareholders or when necessary to comply with possible future regulatory changes. If approved by shareholders, this change would mean that the Board would be able to change a Fund's investment objective in the future without further shareholder approval. Fund shareholders would receive prior notice of any change to a Fund's investment objective.

Q: DOES THE BOARD PLAN TO CHANGE THE INVESTMENT OBJECTIVES OF THE FUNDS?

A: The Boards have no current intention of changing any of the Fund's investment objectives.

Q: WHAT ARE THE FUNDS' "ORGANIZATIONAL DOCUMENTS"?

A: Each Fund, like other mutual funds, is subject to comprehensive federal regulation, particularly under the Investment Company Act of 1940. Additionally, like other mutual funds, governance of each Fund is subject to the law of the state in which the Fund is organized. Each Fund is organized either as a Maryland corporation, a Massachusetts business trust or a Delaware statutory trust, and therefore is subject to Maryland law, Massachusetts law or Delaware law, respectively, as it applies to these entities.

An organizational document, also known as articles of incorporation or a declaration of trust, as applicable, sets forth various provisions related to governance of the corporation or the trust, respectively, and the authority of the corporation or the trust to conduct its business within the state of organization.

Q: WHY ARE THE FUNDS PROPOSING CHANGES TO THE ORGANIZATIONAL DOCUMENTS?

A: The changes to the organizational documents provide the Directors/Trustees with more flexibility and broader authority than under the current organizational document. This increased flexibility is intended to allow the Directors/Trustees to react more quickly to changes in competitive and regulatory conditions, and as a consequence, may allow the Funds to operate in a more efficient and economical manner.

Although the amendments to the organizational document reduce or remove certain shareholder voting and other rights (as more fully discussed in the proxy statement), adoption of the amendments to the organizational document will not affect any of the protections afforded to shareholders under federal law.

Q: WHERE CAN I GET MORE INFORMATION ABOUT THESE PROPOSALS?

A: The Funds have engaged Georgeson Shareholder Communications, Inc., a professional proxy solicitation firm, to help shareholders through the voting process. You or your clients may contact them directly at 1-866-825-6453 between the hours of 9:30 a.m. to 11:00 p.m. eastern time. Representatives will be happy to answer any questions you may have.